UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2014

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer Identification No.)

5320 Legacy Drive Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:	(972) 673-2000

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Senior Subordinated Notes Offering

On April 16, 2014, Denbury Resources Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Wells Fargo Securities, LLC as representative for the several underwriters listed in Schedule 1 thereto (the "Underwriters"), and the subsidiary guarantors named therein, in connection with the offer and sale by the Company of an aggregate principal amount of $1,250,000,000 of 5½% Senior Subordinated Notes due 2022 (the "Notes"). The Underwriting Agreement contains customary representations, warranties, conditions to closing, obligations of the parties and termination provisions.

The Notes were offered and sold under a prospectus that was part of the Company’s registration statement on Form S-3ASR filed with the Securities and Exchange Commission (Registration No. 333-195305) and which became automatically effective on April 16, 2014 (the "Registration Statement").

The Notes are being sold at 100% of the principal amount thereof, plus accrued interest, if any, from April 30, 2014. Closing is expected to occur on April 30, 2014. The Company expects the issuance and delivery of the Notes to occur on April 30, 2014, subject to customary closing conditions. The Company will pay interest on the Notes on May 1 and November 1 of each year, beginning November 1, 2014, and the Notes will mature on May 1, 2022. The Company may redeem the Notes on or after May 1, 2017 at specified redemption prices, and prior to that date the Company may redeem the Notes at 100% of the principal amount thereof plus a "make whole" premium and accrued and unpaid interest.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which, in connection with the offering of the Notes, is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety into the Registration Statement and this Item 1.01.

Amendment to Credit Agreement

On April 15, 2014, the Company entered into the Twelfth Amendment (the "Amendment") to the Credit Agreement dated March 9, 2010 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the financial institutions party thereto (the "Credit Agreement"). Among other modifications, the Amendment increases the limit on the amount of Additional Permitted Subordinate Debt (as defined in the Credit Agreement) which can be incurred by the Company from $650 million to $1.15 billion.

The foregoing description of the Amendment contains only a summary of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On April 16, 2014, the Company commenced a cash tender offer (the "Tender Offer") for $996.273 million aggregate principal amount of the Company’s 8¼% Senior Subordinated Notes due 2020 (the "Repurchase Notes"). Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release announcing commencement of the Tender Offer, which generally describes the terms and conditions of the Tender Offer, including a solicitation of consents to eliminate most of the restrictive covenants and certain events of default in the Repurchase Notes, the consent payment deadline and the Company’s obligation to accept for purchase and pay for validly tendered Repurchase Notes and the consideration to be paid for tendered Repurchase Notes. To the extent the Company purchases less than all of the outstanding Repurchase Notes in the Tender Offer or the Tender Offer is not consummated for any reason, pursuant to the make-whole provision in the indenture governing the Repurchase Notes in connection with a satisfaction and discharge of such indenture, the Company intends to use the net proceeds from the Notes offering described in Item 1.01 above to fund the redemption of any and all of the Repurchase Notes not repurchased in the Tender Offer.

On April 16, 2014, the Company announced that it had priced the Notes offering described in Item 1.01 of this Current Report on Form 8-K. The text of the press release is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including the attached Exhibits 99.1 and 99.2, is being "furnished" pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
1.1*
Underwriting Agreement, dated April 16, 2014, among Denbury Resources Inc., the subsidiary guarantors named therein and Wells Fargo Securities, LLC, as representative of the several underwriters listed in Schedule 1 thereto.

10.1*
Twelfth Amendment to Credit Agreement, dated as of April 15, 2014, by and among Denbury Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto.

99.1*	Denbury press release, dated April 16, 2014, "Denbury Commences Offer for 8¼% Senior Subordinated Notes Due 2020."
99.2*	Denbury press release, dated April 16, 2014, "Denbury Announces Pricing and Upsizing of its Senior Subordinated Notes Offering."

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: April 17, 2014	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1
Underwriting Agreement, dated April 16, 2014, among Denbury Resources Inc., the subsidiary guarantors named therein and Wells Fargo Securities, LLC, as representative of the several underwriters listed in Schedule 1 thereto.

10.1
Twelfth Amendment to Credit Agreement, dated as of April 15, 2014, by and among Denbury Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions party thereto.

99.1	Denbury press release, dated April 16, 2014, "Denbury Commences Offer for 8¼% Senior Subordinated Notes Due 2020."
99.2	Denbury press release, dated April 16, 2014, "Denbury Announces Pricing and Upsizing of its Senior Subordinated Notes Offering."